Note 30 - Legal Claim Contingency	12 Months Ended
Dec. 31, 2024
Statement Line Items [Line Items]
Disclosure of contingent liabilities [text block]

30.    Legal claim contingency

The Company is a party to certain arbitrations related to civil matters, amounting to $2,743. Part of this, $2,505, was previously recognized in the Company's consolidated statement of loss as suppliers’ costs (the corresponding balance sheet amount was classified to legal contingencies) and another cost related to RSU's equivalent to $238 is still recognized in the Company's equity. The Company’s management, advised by its legal counsel, assessed, as of December 31, 2024, the likelihood of loss as probable. The Company is a party to a labor dispute filed in Ontario’s Superior Court of Justice on March 18, 2024. The Company’s management, advised by its legal counsel, assessed the likelihood of loss as probable, amounting to $2,200 as of December 31, 2024. Sigma Brazil is a party to certain civil lawsuits filed during 2024, amounting to $222. The Company’s management, advised by its legal counsel, assessed the likelihood of loss as probable. The Company did not have legal proceedings with a probable likelihood of loss as of December 31, 2023.

Additionally, the Company is a party to other proceedings classified by legal advisors as possible loss, therefore representing present obligations whose cash outflow is not probable. Thus, no provision has been made for any liabilities in these consolidated financial statements. The amounts are detailed below:

Nature	12/31/2024	12/31/2023
Regulatory	184	-
Civil (1)	8,831	138
Labor	701	497
	9,716	635

(1) Sigma Brazil is a party to arbitrations filed during the second half of 2024, amounting to $11,422 million, out of which $8,100 million is recognized in the Company's statement, as per note 14 (suppliers’ costs). The Company’s management, advised by its legal counsel, assessed the likelihood of loss as possible.

On March 18, 2024, the Company received an Initiation Letter of Arbitration by LG Group subsidiary, LG Energy Solution, Ltd. (“LG-ES“) from the International Centre for Dispute Resolution of the American Arbitration Association. LG-ES is alleging that Sigma Lithium is in breach of certain provisions in connection with the Term-Sheet dated October 5, 2021, relating to offtake arrangements for the purchase of lithium concentrate from the Company. The Term-Sheet was subject to, amongst other things, completion of the negotiation of definitive written agreements between the parties. The Company believes the claims are without merit. The legal counsel of the Company has formally attributed the probability of LG prevailing in this arbitration as possible. The amount involved is currently undetermined.

Accounting Policy

A provision is recognized when the Company has a present legal or constructive obligation as a result of a past event, it is probable that an outflow of economic benefits will be required to settle the obligation, and the amount of the obligation can be reliably estimated, If the effect is material, provisions are determined by discounting the expected future cash flows at a pre-tax rate that reflects current market assessments of the time value of money and, where appropriate, the risks specific to the liability. A provision for onerous contracts is recognized when the expected benefits to be derived by the Company from a contract are lower than the unavoidable cost of meeting its obligations under the contract.